Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Aim Exploration Inc., (the “ Company ” ) on Form 10-Q for the quarter ended November 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “ Report ” ), I, Gregorio Formoso, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Gregorio Formoso
Gregorio Formoso
Chief Financial Officer, Principal Accounting Officer

January 19, 2014